               AMENDMENT NO. 1 TO INVESTOR SUBSCRIPTION AGREEMENT

      AMENDMENT NO. 1 TO INVESTOR SUBSCRIPTION AGREEMENT, dated as of October
11, 2005 ("Amendment") among TAL INTERNATIONAL GROUP, INC., a Delaware corporation (the "Company"), and the stockholders of the Company set forth on the signature pages hereto (the "Investors"). Capitalized terms used but not otherwise defined herein shall have the respective definitions ascribed thereto in the Investor Subscription Agreement (as defined below).

                                R E C I T A L S

      WHEREAS, the Company and the Investors have heretofore entered into that certain Investor Subscription Agreement, dated as of November 3, 2004 (the
"Investor Subscription Agreement"), pursuant to which the Investors purchased certain shares of the Company's Series A 12.0% Cumulative Senior Preferred Stock
and Common Stock;

      WHEREAS, the Company is proposing to sell shares of the Company's Common
Stock to the public in an initial public offering (the "Initial Public
Offering"), as set forth in the prospectus dated October 11, 2005; and

      WHEREAS, in connection with the Initial Public Offering, the Company and the Investors desire to make certain amendments to the Investor Subscription
Agreement, as more fully set forth herein;

      NOW THEREFORE, in consideration of the above premises and the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

      SECTION 1.    AMENDMENT TO SECTION 2. Effective upon consummation of the
Initial Public Offering, Section 2 of the Investor Subscription Agreement is
hereby amended and restated to read in its entirety as follows:

            "Intentionally Omitted."

      SECTION 2.    EFFECTIVENESS. This Amendment, and the amendment of the
Investor Subscription Agreement contemplated herein, shall be effective as of the consummation of the Initial Public Offering and, in the event that the
Initial Public Offering shall not be consummated on or prior to November 30,
2005, this Amendment shall automatically terminate as of November 30, 2005 and the amendment of the Investor Subscription Agreement contemplated herein shall not be effective.

      SECTION 3.    BENEFITS OF AMENDMENT. The terms and provisions of this
Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to the extent contemplated by the
Investor Subscription Agreement.

      SECTION 4.    EXECUTION IN COUNTERPARTS. This Amendment may be executed
in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one

and the same Amendment. Faxed signatures of this Amendment shall be binding for all purposes.

      SECTION 5.    SEVERABILITY. If any provision of this Amendment shall be
held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.

      SECTION 6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

      SECTION 7.    ENTIRE AGREEMENT. This Amendment together with all other
instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supercede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

                                       TAL INTERNATIONAL GROUP, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       THE RESOLUTE FUND, L.P.

                                       By: Resolute Fund Partners, LLC,
                                           its General Partner

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       THE RESOLUTE FUND SINGAPORE PV, L.P.

                                       By: Resolute Fund Partners, LLC,
                                           its General Partner

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       THE RESOLUTE FUND NETHERLANDS
                                       PV I, L.P.

                                       By: Resolute Fund Partners, LLC,
                                           its General Partner

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       THE RESOLUTE FUND NETHERLANDS
                                       PV II, L.P.

                                       By: Resolute Fund Partners, LLC,
                                           its General Partner

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       THE RESOLUTE FUND NQP, L.P.

                                       By: Resolute Fund Partners, LLC,
                                           its General Partner

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       JZ EQUITY PARTNERS, PLC

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       FAIRHOLME PARTNERS, L.P.

                                       By: Fairholme Capital Management, L.L.C.,
                                           its General Partner

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       FAIRHOLME VENTURES II, LLC.

                                       By: Fairholme Capital Management, L.L.C.,
                                           its Managing Member

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       FAIRHOLME HOLDINGS, LTD

                                       By: Fairholme Capital Management, L.L.C.,
                                           its Investment Manager

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       EDGEWATER PRIVATE EQUITY
                                       FUND III, L.P.

                                       By: Edgewater III Management L.P.,
                                           its General Partner

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       EDGEWATER PRIVATE EQUITY
                                       FUND IV, L.P.

                                       By: Edgewater IV Management LLC,
                                           its General Partner

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       SEACON HOLDINGS LIMITED

                                       By: _____________________________________
                                           Name:
                                           Title: